SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): January 29, 2004

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio		31-1042001
(State or other jurisdiction	0-12379	(IRS Employer
of incorporation)	(Commission File Number)	Identification No.)
300 High Street
Hamilton, Ohio
(Address of principal executive		45011
offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 867-5240

Item 7. Exhibits.

(c)	Exhibits:

99.1	Notice to Directors and Section 16 Executive Officers of First Financial Bancorp. regarding early ending date of trading blackout period under the registrant’s employee benefit plan.

Item 11.   Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

The blackout period on trading of First Financial Bancorp. equity securities scheduled to continue through the week of February 22, 2004 has ended early on January 29, 2004. Federated Investments, Inc., the new record keeper for the First Financial Bancorp. Thrift Plan, accomplished the change to a daily valuation method earlier than anticipated. Other than the earlier ending date, there are no material changes in the information contained in the prior report.

First Financial Bancorp. notified its directors and executive officers subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Executive Officers”) that the previously announced blackout period has ended early. A copy of the notice sent to the directors and Executive Officers is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ C. Douglas Lefferson

C. Douglas Lefferson
Senior Vice President and
Chief Financial Officer

Date: February 4, 2004

Exhibit Index

Exhibit Nos.	Description

99.1	Notice to Directors and Section 16 Executive Officers of First Financial Bancorp. regarding early ending date of trading blackout period under the registrant’s employee benefit plan.